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                                 Exhibit No. 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 33-99724, 333-30179, 333-76973, 333-92719,
333-44506, 333-40942, 333-102671, 333-85484) and on Form S-8 (Nos. 33-50244,
33-93178, 333-11913, 333-57319, 333-51116, 333-96701) of Matritech, Inc. of our
report dated March 28, 2003 relating to the financial statements, which appears in this Form 10-K.

Boston, Massachusetts
March 31, 2003